Exhibit 10.3
RESTRICTED STOCK UNIT AWARD AGREEMENT AMENDMENT
     THIS RESTRICTED STOCK UNIT AWARD AGREEMENT AMENDMENT (the “Amendment”) is made and entered into as of the 27th day of April, 2006, by and between LANCE, INC., a North Carolina corporation (the “Company”), and DAVID V. SINGER (the “Executive”).
Statement of Purpose
     The Company and Executive entered into a Restricted Stock Unit Award Agreement dated May 11, 2005 (the “RSU Agreement”). The purpose of this Amendment is to re-designate certain “Cash-Settled Units” under the RSU Agreement as “Stock-Settled Units.”
     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree that the RSU Agreement is amended effective as of the date hereof as follows:
     1. Consistent with the provisions of Section 2 of the RSU Agreement, 150,000 “Cash-Settled Units” under the RSU Agreement (excluding any related “Dividend Units”) are hereby re-designated as “Stock-Settled Units” under the RSU Agreement; provided, however, that such 150,000 re-designated Stock-Settled Units shall be provided under the Lance, Inc. 1997 Incentive Equity Plan rather than the Lance, Inc. 2003 Key Employee Stock Plan.
     2. The following sentence is added immediately after the first sentence of Section 11(b) of the RSU Agreement:
“In that regard, consistent with the provisions of the Lance, Inc. 1997 Incentive Equity Plan and the Lance, Inc. 2003 Key Employee Stock Plan, Executive may satisfy such withholding requirements by causing the Company to withhold shares of Common Stock otherwise payable hereunder sufficient to meet minimum withholding obligations for Tax-Related Items.”
     3. Except as expressly or by necessary implication amended hereby, the RSU Agreement shall remain in full force and effect.
     IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer, and Executive has hereunto set his hand, all as of the day and year first above written.

“Company” Lance, Inc.
By /s/ Earl D. Leake
Earl D. Leake
Vice President

“Executive”
/s/ David V. Singer
David V. Singer